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Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

ASSUMPTIONS please see below:

Statistics based on Pool 1 data ONLY

CLTV/2nd lien and DTI not currently available

% Bal.

WALTV

WACLTV

WA SS CLTV

WAFICO

WAC

Full Doc %

All Full and Full/Alt Docs are grouped as "Full"

IO %

DTI %

MI %

Multifamily

Only 2-4 Family dwellings are grouped in Multifamily (Condo, Puds, etc are NOT grouped in this bucket)

wa FICO

non-Zero weighted average; based on data available

Note any loans with LTV over 80 has MI

* 3 year ARM percentage includes all Hybrid terms that are greater than or equal to 3 years

All averages are weighted averages. Stdevs are stdev of mean.

	PHH	Chase	CountryWide	Greenpoint	Market Street	M&T	Netbank	Suntrust	Aggregate
FICO avg	711.418	704.037	702.725	723.791	702.604	704.874	716.183	698.324	710.023
FICO stdev	48.854	46.026	44.474	34.399	95.78	45.332	101.795	105.43	60.869
FICO <640%	6.807	7.558	4.727	0.128	6.12	7.212	0	5.706	4.684
FICO <680%	24.246	32.127	33.746	7.888	33.697	32.562	24.385	34.617	25.229
10th Percentile FICO	646	649	649	682	641	647	666	644	653
90th Percentile FICO	780	775	772	773	753	768	771	754	771
CLTV w.avg	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CLTV >80%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
10th Percentile CLTV	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
90th Percentile CLTV	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SS CLTV %	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% with Silent 2nds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Full Doc %	2.274	21.473	13.033	7.846	25.868	27.099	8.141	13.269	14.234
Loan Bal avg (000s)	304,101.26	472,934.36	269,314.83	362,565.83	204,796.99	241,830.36	248,194.59	172,872.92	301,289.79
% Jumbo	44.682	74.665	22.101	53.603	18.423	24.437	15.303	0	42.339
DTI %	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Purch %	69.639	56.803	68.579	76.452	83.84	72.705	53.454	83.091	69.308
Cash Out %	22.55	39.563	23.894	11.016	16.16	20.285	41.95	13.809	23.364
Fxd %	0	0	0	0	0	0	0	0	0
3 yr ARM >= %	100	100	100	94.19%	100	100	100	100	98.57%
WAC avg	6.754	6.767	7.127	6.637	7.365	6.837	6.88	7.193	6.838
WAC stdev	0.444	0.327	0.527	0.31	0.448	0.735	0.419	0.544	0.537
1st Lien %	100	100	100	100	100	100	100	100	100
MI %	9.483	10.001	5.128	0	4.285	4.511	9.027	8.494	5.733
CA %	44.013	21.65	29.193	60.221	1.387	11.654	1.926	5.491	31.246
Invt Prop %	15.319	9.541	16.24	0.515	32.695	25.3	10.184	44.275	13.964
IO %	82.962	88.365	94.009	95.704	92.965	83.71	85.523	85.627	89.356
IO non-Full Doc %	81.351	69.159	81.602	88.414	67.598	64.004	77.382	73.133	77.043
Multi-Fam %	6.867	3.281	4.707	4.656	1.373	6.462	7.618	9.917	5.316
Prim Occ %	81.834	70.909	71.404	99.485	51.971	67.776	85.468	43.953	77.618
Neg am %	0	0	0	0	0	0	0	0	0
Wa Neg am Limit %	0	0	0	0	0	0	0	0	0
Total C/E% Aaa	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total C/E% Aa2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total C/E% A2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Moody's Base Case Loss	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P BB Loss	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fitch BB Loss	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Originator/ Source	% Bal.	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	Purch	Invt Prop %	CA%	1st Lien	% with S.2nd	Full Doc	DTI %	IO%	MI %
Cendant Mortgage	13.116	78.003	N/A	N/A	711.418	6.754	69.639	15.319	44.013	100	N/A	2.274	N/A	82.962	9.483
Chase Mortgage	20.8	71.244	N/A	N/A	704.037	6.767	56.803	9.541	21.65	100	N/A	21.473	N/A	88.365	10.001
Countrywide Home Loans	13.681	77.412	N/A	N/A	702.725	7.127	68.579	16.24	29.193	100	N/A	13.033	N/A	94.009	5.128
GreenPoint Mortgage	24.599	78.619	N/A	N/A	723.791	6.637	76.452	0.515	60.221	100	N/A	7.846	N/A	95.704	0
Market Street	2.304	77.642	N/A	N/A	702.604	7.365	83.84	32.695	1.387	100	N/A	25.868	N/A	92.965	4.285
M&T	14.635	77.392	N/A	N/A	704.874	6.837	72.705	25.3	11.654	100	N/A	27.099	N/A	83.71	4.511
NetBank	4.823	77.642	N/A	N/A	716.183	6.88	53.454	10.184	1.926	100	N/A	8.141	N/A	85.523	9.027
Suntrust	6.041	79.251	N/A	N/A	698.324	7.193	83.091	44.275	5.491	100	N/A	13.269	N/A	85.627	8.494
Total:	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

Occupancy	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc	IO%	DTI %	MI %
Investor/2nd Home	22.382	75.361	N/A	N/A	716.701	7.149	81.824	62.39	11.412	100	N/A	23.415	N/A	83.634	7.885
Primary Occup	77.618	76.993	N/A	N/A	708.103	6.748	65.699	0	36.965	100	N/A	11.587	N/A	91.006	5.112
Total	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

Documentation	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc	IO%	DTI %	MI %
Full	14.234	75.542	N/A	N/A	703.82	6.64	66.411	16.551	15.801	100	N/A	100	N/A	86.504	6.304
Non-Full	85.766	76.808	N/A	N/A	711.046	6.871	69.789	13.535	33.809	100	N/A	0	N/A	89.83	5.638
Total	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

Interest Only	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO%	DTI %	MI %
2 or 3-yr IO	8.953	73.685	N/A	N/A	708.76	6.321	52.064	4.98	40.825	100	N/A	18.795	N/A	100	6.542
Other IO	80.403	76.864	N/A	N/A	710.379	6.896	71.492	14.241	32.887	100	N/A	13.221	N/A	100	4.535
Non-IO	10.644	77.318	N/A	N/A	708.393	6.834	67.311	19.431	10.791	100	N/A	18.049	N/A	0	14.103
Total	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

FICO	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO %	DTI %	MI %
0-600	0.764	78.187	N/A	N/A	585.783	7.046	85.512	0	0	100	N/A	79.791	N/A	38.638	0
601-640	4.348	76.832	N/A	N/A	629.631	6.969	49.804	2.623	25.857	100	N/A	29.358	N/A	88.301	7.453
641-680	21.321	75.569	N/A	N/A	663.89	6.89	53.267	10.583	24.799	100	N/A	14.537	N/A	90.854	4.753
681-700	18.083	77.007	N/A	N/A	690.777	6.86	65.672	16.504	31.813	100	N/A	11.926	N/A	90.432	8.192
700>=	55.484	76.874	N/A	N/A	741.534	6.797	77.962	15.517	34.391	100	N/A	12.783	N/A	89.211	5.253
Total	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

Lien Position	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO %	DTI %	MI %
1st Lien	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733
2nd Lien	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total	100	76.628	N/A	N/A	710.023	6.838	69.308	13.964	31.246	100	N/A	14.234	N/A	89.356	5.733

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	% with MI
80-85%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
85-90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
90-95%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
95-100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	% with MI
80-85%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
85-90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
90-95%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
95-100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
LAS VEGAS	3.69	94	21,659,143.51	230,416.42	78.64		710
SAN JOSE	2.28	27	13,365,750.00	495,027.78	78.97		725.5
Phoenix	1.4	36	8,233,788.90	228,716.36	76.17		709
LOS ANGELES	1.12	17	6,583,693.95	387,276.11	78.51		722.6
Chicago	1.1	25	6,473,003.90	258,920.16	76.13		683.1
Henderson	1.1	16	6,454,637.75	403,414.86	76.63		701.4
New York	0.99	7	5,809,000.00	829,857.14	68.28		693.7
MIAMI	0.89	23	5,198,919.20	226,039.97	77.46		698.6
Vancouver	0.89	26	5,196,718.90	199,873.80	78.25		714.5
NORTH LAS VEGAS	0.83	22	4,885,554.18	222,070.64	79.24		713.9
Portland	0.75	19	4,396,730.65	231,406.88	81.43		705
Brooklyn	0.69	9	4,019,939.66	446,659.96	73.86		693.2
Seattle	0.67	10	3,935,516.27	393,551.63	78.99		738.7
SILVER SPRING	0.66	11	3,855,320.00	350,483.64	75.22		717.4
SAN DIEGO	0.62	9	3,648,841.17	405,426.80	78.73		695.3
Irvine	0.58	6	3,419,000.00	569,833.33	77.09		713
SAN FRANCISCO	0.56	6	3,288,000.00	548,000.00	80		720.2
Amagansett	0.55	2	3,247,868.80	1,623,934.40	74		616.6
SANTA ROSA	0.52	7	3,033,700.00	433,385.71	78.87		733.6
NEWARK	0.52	7	3,032,739.91	433,248.56	80		720.4

Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
California	31.25	429	183,290,890.56	427,251.49	76.81		714.1
Florida	11.76	259	68,975,219.62	266,313.59	76.84		712.8
Nevada	5.84	137	34,249,714.98	249,997.92	78.34		709.6
Maryland	5.65	108	33,138,836.66	306,841.08	75.53		707.1
Arizona	5.11	117	29,990,978.39	256,333.15	78.57		707.2
New York	4.91	58	28,822,203.87	496,934.55	75.4		691.6
Virginia	4.6	74	26,974,855.80	364,525.08	78.45		710.9
Washington	4.05	99	23,773,386.07	240,135.21	78.58		712.9
Illinois	3.23	64	18,922,144.27	295,658.50	74.66		700.9
New Jersey	2.53	41	14,861,369.84	362,472.44	72.04		719